VALIDITY GUARANTY

June 22, 2009

Coral Capital Solutions LLC
400 Broome Street
New York, NY 10013

Ladies and Gentlemen:

Reference is made to that certain Factoring Agreement dated as of the date hereof (as amended, supplemented, restated or modified from time to time, the "Factoring Agreement") between Kappa North America, Inc., a Florida corporation ("Seller"), and Coral Capital Solutions LLC ("Purchaser"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Factoring Agreement.

1. In order to induce Purchaser to enter into the Factoring Agreement and to purchase the Approved Receivables pursuant to the terms set forth in the Factoring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Robert Lawand, the CFO and Director of Seller (the "Guarantor") hereby warrants and guarantees to Purchaser, its successors and assigns as follows:

A. Each and every Approved Receivable now or hereafter assigned by Seller to Purchaser:

(i) represents a bona fide sale and delivery of goods or rendition of services to Account Debtors in the ordinary course of Seller's business;

(ii) represents goods or services which have been received and accepted by Account Debtors without any dispute, deduction, claim, offset, defense, rejection, recoupment, contra account or counterclaim of any kind;

(iii) will be for an amount certain payable in United States funds in accordance with the terms of the invoice covering said sale, which shall not be changed without Purchaser's written approval;

(iv) except for Purchaser's security interest therein, there are no security interests, liens or encumbrances thereon and each and every Approved Receivable will at all times be kept free and clear of same except in Purchaser's favor; and

(v) is owned solely by Seller and Seller has the sole legal rights to sell, assign, transfer and set over the same to Purchaser.

B. All documents delivered to Purchaser in connection with each and every Approved Receivable now or hereafter assigned by Seller to Purchaser will be genuine and be enforceable;

C. All invoices and invoice equivalents in connection with each and every Approved Receivable now or hereafter assigned to Purchaser will bear notice of the sale and assignment to Purchaser;

D. None of the Approved Receivables now or hereafter assigned to Purchaser represent sales to any subsidiary, affiliate or parent company of Seller.

E. Any taxes or fees relating to the Approved Receivables or goods are solely Seller's responsibility; and

F. All of Seller's obligation and liability to pay the minimum aggregate factoring fee pursuant to Section 3.2 of the Factoring Agreement as and when due.

2. In the event of any breach of the warranties, representations and covenants herein contained, Guarantor will be liable to Purchaser for any loss or damage suffered by Purchaser as a result of such breach, and for costs, expenses and reasonable attorneys' fees incurred by Purchaser in connection therewith.

3. This shall be a continuing guarantee and shall not be limited to any specific sum.

4. Guarantor agrees that this guaranty shall not be impaired by any modification, supplement, extension, amendment, release or other alteration of any agreement or of the obligations hereby guaranteed or of any security therefor, to all of which Guarantor consents.

5. Guarantor further agrees that Guarantor's liability is primary, direct and unconditional and enforceable without prior resort to any other right, remedy or security (including specifically, but without limitation, any right to require Purchaser to first proceed against the Seller or against any person, or to enforce or resort to any security, liens, collateral or other rights or remedies appertaining thereto) and shall be enforceable before or after proceeding against the Seller or simultaneously therewith.

6. This guaranty shall not be terminable by Guarantor until all of the Obligations shall have been paid in full and the Factoring Agreement shall have been irrevocably terminated.

7. Guarantor specifically waives and renounces any rights, under any applicable statutes, which he may have, whether at law or in equity, to require Purchaser to marshal any collateral, or any portion thereof, or to otherwise require that Purchaser seek satisfaction from any particular collateral.

8. Guarantor waives notice of acceptance hereof or of any transaction with Purchaser, presentment and protest of any instrument and except as otherwise provided in the immediately following sentence, notice of default; and notice of forbearance or extension and any other notices. Upon the occurrence and during the continuance of an Event of Default arising as a result of a breach or default by Seller in the performance of any covenant described in Section 4.4 or 4.8 of the Factoring Agreement, Purchaser shall take no action hereunder solely as a result of such Event of Default without providing 10 days prior written notice of such Event of Default to Guarantor and if such Event of Default shall be cured within 10 days following receipt of such notice, Purchaser shall take no action against Guarantor hereunder solely as a

result of such Event of Default. All notices given pursuant to the immediately preceding sentence shall be sent to Guarantor at the address specified below and shall be given in accordance with the provisions of Section 10.7 of the Factoring Agreement.

9. No right or power of Purchaser arising hereunder shall be deemed to have been waived by any act or omission on the part of Purchaser, or by any failure to exercise such right or power, or by any delay in doing so, and every such right or power shall continue in full force and effect unless specifically waived, modified or released by an instrument in writing executed by Purchaser.

10. This agreement of guaranty shall bind and inure for and to the benefit of the respective parties hereto, their heirs, executors, administrators, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. Any signature delivered by facsimile transmission or by attachment to an e-mail by "pdf" shall be deemed to be an original signature hereto.

11. This guaranty is made in the State of New York and shall be governed by, construed and interpreted in accordance with the laws of the State of New York.

12. GUARANTOR ACKNOWLEDGES HE HAS READ THE GUARANTY AND HAS EXECUTED IT AS A SPECIFIC INDUCEMENT FOR PURCHASER TO CONTINUE TO PROVIDE ITS SERVICES PURSUANT TO THE FACTORING AGREEMENT.

13. THE VALIDITY, INTERPRETATION, AND EFFECT OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. GUARANTOR HEREBY IRREVOCABLY CONSENTS AND SUBMITS IN ADVANCE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR TO ANY MATTER ARISING THEREFROM IN ANY SUCH ACTION OR PROCEEDING. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS OR COMPLAINT OR OTHER PROCESS OR PAPERS TO BE ISSUED IN ANY ACTION OR PROCEEDING INVOLVING ANY SUCH CONTROVERSY AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS OR COMPLAINT OR PROCESS MAY BE MADE TO GUARANTOR BY CERTIFIED MAIL AT THE ADDRESS APPEARING BELOW; FAILURE BY THE GUARANTOR TO APPEAR OR ANSWER WITHIN THIRTY (30) DAYS AFTER SUCH MAILING OF SUCH SUMMONS, COMPLAINT OR PROCESS SHALL CONSTITUTE A DEFAULT ENTITLING PURCHASER TO ENTER A JUDGMENT OR ORDER AS DEMANDED OR PRAYED FOR THEREIN TO THE EXTENT THAT SAID COURT OR DULY AUTHORIZED OFFICER THEREOF MAY AUTHORIZE OR PERMIT.

14. THE RIGHT TO TRIAL BY JURY IS WAIVED BY GUARANTOR ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED THIS GUARANTY. IN THE EVENT PURCHASER COMMENCES ANY ACTION OR PROCEEDING AGAINST GUARANTOR, GUARANTOR WILL NOT ASSERT ANY

OFFSET OR COUNTERCLAIM, OF WHATEVER NATURE OR DESCRIPTION, IN ANY SUCH ACTION OR PROCEEDING.

15. Purchaser will not be chargeable for nor will Guarantor be relieved from liability hereunder because of any negligence, mistake, act or omission of Purchaser or its agents in making examinations, investigations or Advances or receiving collections of Approved Receivables pursuant to the terms of the Factoring Agreement or other present and future agreements between Purchaser and Seller.

16. Until all of the Obligations shall have been paid in full and the Factoring Agreement shall have been irrevocably terminated, Guarantor hereby waives any right of subrogation which Guarantor has or may have against Seller with respect to Guarantor's representations and covenants to Purchaser hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has duly executed this Validity Guaranty as of the date first written above.

Name: Janon Costley

Address: 222 Lenox Ave #1
NY, NY 10027

SSN: 577-90-4574

NAME Robert Lawson

ADDRESS 870 38th Ave
Lachine Quebec
CANADA

S.I.N. 229 821 830